ADVISER AND ADMINISTRATOR
  AQUILA MANAGEMENT CORPORATION
  380 Madison Avenue, Suite 2300
  New York, New York 10017

INVESTMENT SUB-ADVISER
  FERGUSON, WELLMAN, RUDD,
    PURDY & VAN WINKLE, INC.
  888 SW Fifth Avenue, Suite 1200
  Portland, OR 97204-2026

BOARD OF TRUSTEES
  Lacy B. Herrmann, Chairman
  Vernon R. Alden
  Warren C. Coloney
  James A. Gardner
  Diana P. Herrmann
  Ann R. Leven
  Raymond H. Lung
  Richard C. Ross

OFFICERS
  Lacy B. Herrmann, President
  Sally Wilson Church, Vice President
  Nancy Kayani, Vice President
  Rose F. Marotta, Chief Financial Officer
  Richard F. West, Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  ADMINISTRATIVE DATA
    MANAGEMENT CORP.
  581 Main Street
  Woodbridge, New Jersey 07095-1198

CUSTODIAN
  BANK ONE TRUST COMPANY, N.A.
  100 East Broad Street
  Columbus, Ohio 43271

INDEPENDENT AUDITORS
  KPMG PEAT MARWICK LLP
  345 Park Avenue
  New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT
MARCH 31, 1997


AQUILA

CASCADIA
EQUITY FUND

[Graphic: Small picture of an antique pocket watch in front of a larger picture of a cascading waterfall]

ONE OF THE
AQUILASM GROUP
OF FUNDS

                     AQUILA CASCADIA EQUITY FUND
                             ANNUAL REPORT

                                                               May 1, 1997

Dear Investor:

        It is a pleasure to provide you with this first Annual Report of the Aquila Cascadia Equity Fund. We would like to take the opportunity, through this report letter, to review for you some of the Fund's key elements.

THE FUND'S INVESTMENT GOAL

        The Fund's goal is capital appreciation for your investment. We seek to achieve this goal primarily through investments in growth-oriented companies within the seven state investment region of our country we term "Cascadia" - Oregon, Washington, Idaho, Utah, Nevada, Alaska, and Hawaii.

        The Fund's investment portfolio manager, Ferguson, Wellman, Rudd, Purdy & Van Winkle, Inc., searches for securities which possess inherent value yet can be acquired by the Fund at prices that are reasonable within the marketplace. The intent through this approach is to capture upside potential while limiting downside risks in price movements to the maximum extent practicable.

THE FUND'S INVESTMENT RETURN

        From commencement of investment operation through the partial year of a little more than six months, the Fund's investment return was a most respectable 7.92%*, based upon net asset value. A review of total return figures produced by the Fund since the beginning of 1997 reflects the recent seesaw pattern of the securities markets. Encouragingly, as of April 30, 1997 the total return of the Fund since commencement of operation had rebounded to 8.50%.

ABSOLUTE RETURNS AND THE POWER OF COMPOUNDING

        The major focus of Aquila Cascadia Equity Fund is to produce credible ABSOLUTE returns for our investors.

        It is always desirable to strive for positive performance relative to popular market indexes. However, we have found from extensive experience over the years, that chasing indexes can lead, in many instances, to short-sightedness as opposed to sticking with one's basic investment strategy.

        One has to maintain the "big picture" gained through longer-term perspective. In this regard, ABSOLUTE performance over a reasonable length time period is what counts. ABSOLUTE results, as measured on an average annual basis, are, after all, what you can take to the bank.

        Let us illustrate the power of compounding. An average annual ABSOLUTE return of 10% doubles one's money in 7 years. A 15% average annual ABSOLUTE return doubles one's money in about 5 years.

        Clearly, management of Aquila Cascadia Equity Fund cannot predict what level of average annual ABSOLUTE return might be produced for investors in the Fund over the future. What we can say, however, is that the Fund will seek to provide a highly acceptable average annual ABSOLUTE return through participation in the growth prospects of the dynamic "Cascadia" region. A return that can compound your capital nicely is our goal.

WHY THE "CASCADIA" REGION

        Independent analysis shows that the "Cascadia" investment region has been experiencing one of the highest economic growth rates of any area in our country. Projections indicate that such growth rate should continue to be the case over the foreseeable future.

        The U.S. Bureau of the Census projects the percentage increase in population and employment growth in this region to be greater than the U.S. as a whole through 2005.

        Moreover, Aquila Management Corporation, founder of this Fund, has witnessed first-hand such growth characteristics as a result of its close exposure to the economies of Oregon, Utah, and Hawaii through Aquila's tax-free municipal bond funds in these three key states in the Cascadia region.

        "Cascadia's" industry base has broadened significantly over the past decade. As a result, the region now offers numerous attractive investment opportunities with growth-oriented companies of various size.

        In creating the Fund, Aquila Management Corporation believes that there are distinct benefits to investors in having a regionally-located investment manager. Such regionally-located manager has the greater ability, through being on-site, to search out and take advantage of investment opportunities in "Cascadia". That is why the highly reputable firm of Ferguson Wellman located in Portland, Oregon was chosen as the investment manager.

        It is always exciting and rewarding for the on-site investment manager to "discover" vibrant companies in the "Cascadia" region whose securities can possess good appreciation prospects - before they are uncovered by the marketplace nationally.

        Moreover, unlike regional funds that have attracted strong investor interest in recent years by focusing upon countries in the Far East, Latin America, and Eastern Europe, the Cascadia Fund is located in the good old USA. It is not bothered by the complexities of various languages, currencies, accounting standards, and cultural differences

        The Fund's investment selections are focused upon securities of companies right here in "our own backyard."

HIGHLIGHTS OF THE FUND'S INVESTMENTS

        At year-end March 31, 1997, the companies whose securities made up the 10 largest common stock holdings in the portfolio were:

COMPANY                     STATE                % OF NET ASSETS
Fred Meyer                  Oregon               3.3%
Costco Companies            Washington           3.0%
Intel                       Oregon               3.0%
Pacificorp                  Oregon               2.5%
Nike                        Oregon               2.4%
Safeco                      Washington           2.2%
Paccar                      Washington           2.1%
Microsoft                   Washington           2.1%
Nabisco Holdings            New Jersey           2.0%
Alaska Air Group            Washington           2.0%

        The following chart illustrates the year-end state-by-state allocation of the investment assets within the Cascadia region.

[Graphic of a pie chart with the following information:]

Washington                    31.1%
Oregon                        27.6%
Utah                           9.1%
Nevada                         6.9%
Idaho                          5.9%
Hawaii                         3.5%
Alaska                         1.5%
Other                          9.0%
Cash and Equivalent            5.4%

        Our objective is to invest a minimum of 65% of the Fund's assets in companies within the Cascadia investment region. This criteria is defined as those companies:

        * having principal executive offices located in the region, or
        * more than half of their assets located in the region; or
        * deriving more than half of their revenue or profits from the region.

IMPORTANCE OF CONSISTENCY AND LONGER-TERM VIEWPOINT

        The Fund has adopted a value-oriented approach in selecting its investments.

        Just as fashion changes frequently with ladies' apparel, investment areas also change frequently within the equity securities marketplace. When such changes occur, certain investments go out of favor, while others come into favor.

        Experience has shown that it is difficult, and often imprudent, to switch continuously from one investment style to another just trying to capture the latest trend in the management of investments.

        In our experience, "value will win out" over the longer run. This tends to be the case whether one talks about clothes, automobiles, collectibles, or investment securities.

        Therefore, we have settled upon a value-oriented approach in focusing upon capital appreciation opportunities. This may result in the Fund doing well in certain periods, but, at other times, not necessarily keeping up with the then "in-vogue" securities.

        We, therefore, encourage investors in the Fund to view their investment over a reasonable length time period - 3 to 5 years - in order to realize their desired capital appreciation goal.

THE FUND'S INCOME AND EXPENSES

        As indicated, Aquila Cascadia Equity Fund is designed for capital appreciation. Accordingly, securities in the investment portfolio generally produce little, if any, income in the form of dividends or interest. (The non-income producing securities are clearly marked in the following Statement of Investments.) To date, the Fund's portfolio has generated an average annual income level of approximately 1.5% of total assets. We hope a comparable income level might be continued.

        Whatever income is produced from the Fund's investments will first be applied against payment of the Fund's operating expenses. Over time, as the asset level of the Fund increases, we trust the income level produced by the various securities in the portfolio might be sufficient to cover operating expenses. Then, any surplus income, above the level devoted to payment of the Fund's operating expenses, will be distributed as dividends to the Fund's shareholders.

        Meanwhile, as shown in the "Statement of Operations" of the Annual Report, the Fund's operating expenses were subsidized by reimbursement from the Fund's management group. Additionally, since inception, both the Administrator and Adviser have waived their fees. We anticipate that only a partial waiving of fees will be necessary during the current fiscal year.

YOUR CONFIDENCE APPRECIATED

        Your investment in Aquila Cascadia Equity Fund is greatly appreciated. We value your trust and will do our best to merit your continued confidence.

                                                Sincerely,
                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                  of the Board of Trustees

*In keeping with industry standards, the total return figure indicated above for Class A shares does not include the initial sales charge. Different Classes of shares are offered and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different Classes. Management fees and certain expenses were subsidized or waived. The return would have been less if sales charges, management fees, and expenses were applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment cost upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

        The Aquila Cascadia Equity Fund has been managed, since its inception, to provide capital appreciation through selection of equity securities, with a value bias. The Fund's universe of companies are primarily within the seven state "Cascadia" region.

        The graph below illustrates the value of $10,000 invested in Class A shares of the Fund since the commencement of its investment operations on September 9, 1996 and maintaining this investment through the Fund's fiscal year-end, March 31, 1997, as compared with a hypothetical similar size investment in the Standard &Poor's MidCap 400 Index (the "Index") over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4.25% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of dividends and capital gains distributions, if any, without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses, but does reflect reinvestment of dividends. The performance of the Fund's other classes may be greater or lesser than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

        It should also be noted that the Index is a nationally-oriented, unmanaged portfolio of 400 equity securities, of mid-capitalization companies. However, the Fund's investment portfolio consisted over the same period of a significantly lesser number of equity securities, primarily of companies domiciled in the seven state, "Cascadia region". The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which may well result in variances from the market action of the securities in the nationally-oriented index.

        Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the fact that there is no initial sales charge applicable to the Index, nor are there annual operating expenses with the Index as is the case with the Fund. Additionally, a portion of the difference in performance can be attributed to the different characteristics of the regional market of the securities in the Fund's portfolio as compared with the national orientation of the securities in the Index.

        Even with a short investment history, the pattern of the Fund's results and that of the Index over the period since commencement of the Fund's investment operations do, however, have a high correlation of return, even though they are not entirely comparable in character.



[Graphic of line chart with the following information:]

PERFORMANCE COMPARISON

             S&P MidCap 400 Index ($)     Fund After Sales
                                          Charge and Expenses ($)
9/9/96       10,000                         9,575
9/96         10,444                         9,840
10/96        10,474                         9,808
11/96        11,064                        10,327
12/96        11,076                        10,303
1/97         11,492                        10,718
2/97         11,397                        10,630
3/97         10,912                        10,335

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

Fund's Cumulative Total Return for the period from commencement of investment operations on 9/9/96 through 3/31/97:

        Class A Shares            3.35%*

*Includes sales charge and expenses

MIDCAP OVERVIEW

        It has become more and more obvious that what we are witnessing is a market of stocks, not a stock market. While the market continues to focus on larger capitalization companies, the Fund itself primarily focuses on mid-cap companies. As a consequence, the valuation gap between the large-cap and mid-cap companies continues to expand. We believe that middle capitalization stocks, therefore, remain a relative bargain. We would expect that as the market broadens, mid-capitalization stocks should perform well. From a big picture perspective, we anticipate the Fund's above average exposure to the rapidly-growing technology sector will eventually be an important part of the Fund's longer-term performance.

CASCADIA REGION

        During 1996, the Cascadia investment region again contained many of the nation's most rapidly growing states. Nevada led the country in population growth with Utah, Idaho, Oregon and Washington not far behind. This rapid-pace population growth has been eclipsed only by the number of jobs created. Nevada again led the pack as the nation's employment leader.

        With all the number of the jobs created in the region, labor shortages, particularly in the urban areas, continue to exist. Throughout the region, employers scramble to find construction workers, general laborers and workers. In the Puget Sound region, there is grumbling that Boeing "is like a vacuum cleaner," hiring as many employees as it can. Last year, Boeing added nearly 21,000 new employees worldwide (a 20% increase) including nearly 16,000 in Washington state alone.

        The continued inflow of people into the Cascadia investment region has a multiplier effect on the economies throughout this seven-state region. As impressive as the Boeing statistics are, the growth and economic impact of the region's "new industries" is even more powerful. For example, a study of Microsoft's impact on the Washington state economy revealed that each Microsoft job created 6.7 new jobs in the state compared with a 3.8 multiplier for Boeing.

        Tight labor markets and the resulting upward pressure on salaries and wages are likely to persist in the region. Compared to the nation as a whole, rising inflation levels and higher interest rates may eventually enter the picture in the Cascadia investment region, but it will take time for them to work their way through the regional economy, which remains strong by almost every measure.

MARKET OVERVIEW

        As of this writing, the U.S. equity markets have rebounded sharply after the popular indices plunged nearly 10% from their highs late in the first quarter, 1997. We are very pleased to report, however, that Aquila Cascadia Equity Fund performed well during this very volatile period.

        With the blood now having largely returned to investors' cheeks, a closer look at stocks that make up the indices reveal that a large proportion of stocks suffered an even more severe loss of market value than the indices indicate. Indeed, since the market peaked in mid-February, OVER 55% OF THE STOCKS TRADED ON THE NASDAQ LOST 20% OR MORE AND OVER 30% OF THE STOCKS LOST A WHOPPING 40% OR MORE. A LOOK AT THE STANDARD & POOR'S 500 FURTHER REVEALS THAT APPROXIMATELY ONE-THIRD OF THE STOCKS LOST 20% OR MORE IN VALUE. While the market could retreat once again from today's high levels, it is important to realize that with a majority of stocks having already weathered bear market conditions, this will in all likelihood help to soften any possible future market declines.

        Paradoxically, the markets corrected during the first quarter over fears of an economy that was expanding too rapidly. Federal Reserve Board Chairman Alan Greenspan had been concerned with both the surprising strength of economic growth and what he called "irrational exuberance" (i.e. higher stock prices). An economy whose rate of expansion was accelerating was perceived by investors to mean higher levels of inflation in the future. While on March 25th, the Fed raised short-term interest rates one quarter of a percent to 5.50% as a"preemptive strike" against inflation, the yield on the 30-year Treasury Bond has moved up way in excess of that. We believe the bond market (not necessarily the Fed) will ultimately succeed in slowing the rate of economic growth. Additionally, the U.S. dollar has risen quite sharply, which will most assuredly slow exports and in effect, further curtail economic growth. Ironically, the Dow-Jones Industrial Average is 240 points (4.0%) above the level at which it stood when Greenspan uttered his now famous warning.

        While economic growth has been accelerating, and despite the bond market's jitters, inflation at the consumer level remains in check. In fact, the rally we're now experiencing is largely the result of the most recent Consumer Price Index report, which showed LITTLE OR NO INCREASE IN THE RATE OF CONSUMER PRICE INFLATION.

        As of this writing, earnings reporting season is in full swing.
While many companies have not reported, the early reports are very encouraging. Most companies are REPORTING EARNINGS PER SHARE (ONCE AGAIN) AT OR ABOVE EXPECTATIONS.

        In summary, share prices have corrected far more sharply beneath the indices, inflation remains in check, corporate earnings appear to be coming through better than expected, and we fully anticipate a moderation in economic growth (but no recession) in the latter part of the year. We continue to believe that a highly diversified portfolio of stocks will once again be the key to success in the months ahead.

CONCLUSION

        In conclusion, we remain optimistic about the investment opportunities in the Cascadia region. We will continue to apply our rigorous disciplines in our search for value within our universe of stocks. We are confident that 1997 will continue to bring strong economic growth to the Cascadia region and that these favorable conditions will drive the earnings prospects of Cascadia companies in a positive direction.

KPMG PEAT MARWICK LLP
Certified Public Accountants

                       INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Cascadia Equity Fund:

    We have audited the accompanying statement of assets and liabilities of Aquila Cascadia Equity Fund, including the statement of investments as of March 31, 1997, and the related statement of operations, the statement of changes in net assets and financial highlights for the period from August 13, 1996 (commencement of operations) through March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Cascadia Equity Fund as of March 31, 1997, and the results of its operations, the changes in its net asset and the financial highlights for the period from August 13, 1996 (commencement of operations) through March 31, 1997, in conformity with generally accepted accounting principles.


                                                  KPMG Peat Marwick LLP

New York, New York
May 9, 1997

                         AQUILA CASCADIA EQUITY FUND
                          STATEMENT OF INVESTMENTS
                               MARCH 31, 1997

                                                              MARKET
   SHARES          COMMON STOCKS                              VALUE
                   Aerospace/Defense - 1.7%
    1,000          Boeing Co.                                    $ 98,625
    1,150          Thiokol Corp.                                   63,537
                                                                  162,162

                   Automotive - 2.1%
    3,000          PACCAR Inc.                                    200,250

                   Building Materials - 2.5%
    9,300          BMC West Corp.#                                106,950
    2,000          Eagle Hardware and Garden#                      36,000
    4,700          TJ International Inc.                           89,300
                                                                  232,250

                   Communications - 1.2%
    1,300          AT&T Corporation                                45,175
    1,350          GTE Corp.                                       62,944
                                                                  108,119

                   Computer Products and Services - 10.6%
   11,900          Casino Data Systems #                           57,268
    1,700          Hewlett-Packard Co.                             90,525
    5,100          In Focus Systems Inc.#                          87,975
    1,100          Iomega Corp.#                                   17,875
    2,000          Intel Corp.                                    278,250
    4,600          Micron Electronics Inc.#                        87,975
    2,100          Microsoft Corp.#                               192,544
    3,700          Novell Inc.#                                    35,150
    6,600          Pragitzer Industries Inc.#                      60,225
    5,700          Sequent Computer Systems Inc.#                  85,500
                                                                  993,287

                   Consumer Products and Services - 15.4%
     4,800         Albertsons Inc.                                163,200
     3,100         American Stores Co.                            137,950
    10,100         Costco Cos Inc.#                               279,013
     7,100         Hollywood Entertainment Corp.#                 173,062
     7,500         Fred Meyer Inc.#                               309,375
     3,600         Nike Inc. Class B                              223,200
     2,400         Nordstrom Inc.                                  90,900
     1,700         Quality Food Centers Inc.#                      71,400
                                                                1,448,100

                   Electronics - 4.5%
     2,500         Electro Scientific Industries Inc.#             63,125
     2,200         Fluke Corp.                                     97,625
       900         Lattice Semiconductor Corp.#                    41,175
     1,600         Merix Corp.#                                    24,400
     2,200         Micron Technology Inc.                          89,100
     2,050         Tektronix Inc.                                 103,525
                                                                  418,950

                   Financial Services - 12.2%
     1,000         Bancorp Hawaii Inc.                             42,875
     4,600         First Hawaiian Inc.                            143,175
     3,900         Interwest Bancorp Inc.                         125,775
     4,300         Klamath First Bancorp Inc.                      75,788
     1,850         National Bancorp of Alaska Inc.                136,900
     5,200         Safeco Corp.                                   208,000
     2,100         US Bancorp                                     112,350
     6,580         Washington Federal Inc.                        149,695
     3,000         Washington Mutual Inc.                         144,937
                                                                1,139,495

                   Food and Beverage - 2.4%
     4,600         Nabisco Holdings Corp.                         187,450
     3,700         Redhook Ale Brewery Inc.#                       36,075
                                                                  223,525

                   Healthcare - 1.6%
     5,850         Sierra Health Services #                       148,444

                   Hospital Management - 0.5%
     5,200         Transitional Hospitals Corp.#                   44,850

                   Household Products - 0.4%
     2,200         Paragon Trade Brands Inc.#                      36,850

                   Leisure Time - 1.9%
     1,500         Circus Circus Enterprises Inc.#                 39,000
     1,900         MGM Grand Inc.#                                 68,875
     3,000         Mirage Resorts Inc.#                            63,750
     2,465         Ride Inc.#                                       8,936
                                                                  180,561

                   Machinery - 1.8%
     4,400         Cascade Corp.                                   67,650
     3,850         Esterline Technologies Corp.#                  103,950
                                                                  171,600

                   Manufacturing - 0.2%
     2,000         Flow International Corp.                        19,250

                   Medical Products - 6.6%
     1,900         Advanced Technology Labs Inc.#                  56,288
     6,200         Ballard Medical Products                       129,425
     1,969         Baxter International Inc.                       84,913
     5,400         OEC-Medical Systems Inc.#                       88,425
     5,000         Physio Control International Corp.#             69,375
     6,200         Spacelabs Medical Inc.#                        124,775
     6,000         Utah Medical Products Inc.#                     68,250
                                                                  621,451

                   Metal Processing and Mining - 4.5%
       700         Freeport McMoran Inc.                           20,475
     1,100         Northwest Pipe Co.#                             18,288
     3,200         Oregon Metallurgical Corp.#                     57,600
     6,900         Oregon Steel Mills Inc.                        119,888
     3,070         Pegasus Gold Inc.#                              24,944
     7,100         Schnitzer Steel Industries                     181,050
                                                                  422,245

                   Natural Gas - 5.3%
     1,600         Apache Corp.                                    53,600
       700         Atlantic Richfield Co.                          94,500
     5,100         Questar Corp.                                  182,962
     3,000         Valero Energy Corp.                            109,125
     1,200         Williams Companies Inc.                         53,400
                                                                  493,587

                   Paper And Related Products - 4.4%
       400         Boise Cascade Corp.                             12,200
     3,950         Pope & Talbot Inc.                              54,312
     4,100         Weyerhaeuser Co.                               182,963
     2,600         Willamette Industries                          162,500
                                                                  411,975

                   Pharmaceuticals - 1.0%
     3,400         Sonus Pharmaceuticals Inc.#                     89,675

                   Railroad - 0.6%
     6,050         Greenbrier Companies Inc.                       54,450

                   Specialized Services - 1.0%
     4,400         Franklin Quest Co.#                             92,950

                   Transportation - 4.6%
     2,250         Airborne Freight Corp.                          67,500
     7,300         Alaska Air Group Inc.#                         187,062
     2,900         Amerco #                                        73,950
     1,300         Expeditors International Washington Inc.        31,200
     5,290         Reno Air Inc.#                                  35,708
     2,400         Skywest Inc.                                    31,200
                                                                  426,620

                   Utilities - 7.6%
     4,300         Hawaiian Electric Industries                   145,662
     5,700         Nevada Power Co.                               113,287
    10,950         Pacificorp                                     234,056
     7,300         Puget Sound Energy, Inc.                       184,325
     2,000         Washington Water Power                          34,750
                                                                  712,080

                     Total Common Stocks
                       (cost $8,898,581*)     94.6%             8,852,726
                     Other assets in excess
                       of liabilities          5.4                506,720
                     Net Assets              100.0%           $ 9,359,446

                   * Cost for Federal tax purposes is identical.

                   # Non-income producing security.

See accompanying notes to financial statements.

                     AQUILA CASCADIA EQUITY FUND
                 STATEMENT OF ASSETS AND LIABILITIES
                           MARCH 31, 1997

ASSETS
  Investments at market value (identified cost $8,898,581)       $ 8,852,726
  Cash                                                               309,797
  Receivable for Fund shares sold                                    121,407
  Deferred organization expenses (note 2)                             86,909
  Due for reimbursement of expenses                                   11,480
  Dividends receivable                                                 4,139
    Total assets                                                   9,386,458

LIABILITIES
  Accrued expenses                                                    19,704
  Payment for Fund shares redeemed                                     5,926
  Distribution fees payable                                            1,382
    Total liabilities                                                 27,012

NET ASSETS                                                       $ 9,359,446
  Net Assets consist of:
  Capital Stock - Authorized an unlimited number of shares,
    par value $.01 per share                                     $     7,224
  Additional paid-in capital                                       9,406,675
  Accumulated net loss on investments                                 (8,598)
  Net unrealized depreciation on investments                         (45,855)
                                                                 $ 9,359,446

CLASS A
  Net Assets                                                     $ 1,615,458
  Capital shares outstanding                                         124,720
  Net asset value and redemption price per share                 $     12.95
  Offering price per share (100/95.75 of
    $12.95 adjusted to nearest cent)                             $     13.52

CLASS C
  Net Assets                                                     $   350,498
  Capital shares outstanding                                          27,069
  Net asset value and offering price per share                   $     12.95
  Redemption price per share (*) varies by length
    of time shares are held)                                     $         *

CLASS Y
  Net Assets                                                     $ 7,393,490
  Capital shares outstanding                                         570,607
  Net asset value, offering and redemption price
    per share                                                    $     12.96

See accompanying notes to financial statements.

                        AQUILA CASCADIA EQUITY FUND
                          STATEMENT OF OPERATIONS
          FOR THE PERIOD AUGUST 13, 1996 (COMMENCEMENT OF OPERATIONS)
                          THROUGH MARCH 31, 1997

INVESTMENT INCOME:
   Dividends                                                         $ 28,507

Expenses:
   Advisory and Administrative fees (note 3)           $ 18,520
   Sub-Advisory fees (note 3)                            16,205
   Legal fees                                             9,828
   Registration fees                                      8,315
   Trustees' fees and expenses                            7,056
   Transfer and shareholder servicing agent fees         14,295
   Shareholders' reports                                  6,964
   Audit and accounting fees                              5,750
   Distribution fees (note 3)                             1,749
   Custodian fees (note 6)                                4,425
   Amortization of organization expenses (note 2)        11,478
   Miscellaneous                                          2,281
                                                        106,866

   Advisory and Administrative fees waived (note 3)     (18,520)
   Sub-Advisory fees waived (note 3)                    (16,205)
   Reimbursement of expenses (note 3)                   (40,009)
   Expenses paid indirectly (note 6)                     (3,625)
     Net expenses                                                      28,507
     Net investment income                                                  0

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss from securities transactions        (8,598)
   Unrealized depreciation on investments               (45,855)
   Net realized and unrealized loss on investments                    (54,453)
   Net decrease in net assets resulting from operations             $ (54,453)

See accompanying notes to financial statements.

                        AQUILA CASCADIA EQUITY FUND
                     STATEMENT OF CHANGES IN NET ASSETS
        FOR THE PERIOD AUGUST 13, 1996 (COMMENCEMENT OF OPERATIONS)
                          THROUGH MARCH 31, 1997

OPERATIONS:
    Net investment income                                       $         -
    Net realized loss from securities transactions                   (8,598)
    Unrealized depreciation on investments                          (45,855)
      Change in net assets from operations                          (54,453)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
    Class A Shares:
    Net investment income                                                 -
    Net realized gain on investments                                      -

    Class C Shares:
    Net investment income                                                 -
    Net realized gain on investments                                      -

    Class Y Shares:
    Net investment income                                                 -
    Net realized gain on investments                                      -
      Change in net assets from distributions                             -

CAPITAL SHARE TRANSACTIONS (NOTE 7):
    Proceeds from shares sold                                    10,689,463
    Reinvested dividends and distributions                                -
    Cost of shares redeemed                                      (1,276,565)
      Change in net assets from capital share transactions        9,412,898
      Change in net assets                                        9,358,445

NET ASSETS:
      Beginning of period                                              1,001
      End of period                                              $ 9,359,446

See accompanying notes to financial statements.

                    AQUILA CASCADIA EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

    Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its current investment operations as a capital appreciation fund on September 9, 1996.

    The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code (the "Code") applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ORGANIZATION EXPENSES: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  FEES AND RELATED PARTY TRANSACTIONS

a)  MANAGEMENT ARRANGEMENTS:

    Management affairs of the Fund are conducted through two separate management arrangements.

    Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to its investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

    The Fund also has an Investment Sub-Advisory Agreement with Ferguson, Wellman, Rudd, Purdy & Van Winkle, Inc. (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million.

    For the period from commencement of operations through March 31, 1997, the Fund incurred fees under the Advisory and Administration Agreement and Sub-Advisory Agreement of $18,520 and $16,205, respectively. However, all of these fees were voluntarily waived. Additionally, other direct operating expenses during this period in the amount of $40,009 were voluntarily reimbursed, including the $11,480 due at year-end which was paid on April 11, 1997.

    Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)  DISTRIBUTION AND SERVICING FEES

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. From commencement through March 31, 1997, service fees on Class A Shares amounted to $995, of which the Distributor received $107.

    Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the period from commencement through March 31, 1997, amounted to $566, of which the Distributor received $566.

    In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the period from commencement through March 31, 1997, amounted to $188, of which the Distributor received $188.

    Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the Fund's general investment region, with the bulk of sales commissions inuring to such dealers. From commencement through March 31, 1997, the Distributor received sales commissions in the amount of $593.

4.  PURCHASES AND SALES OF SECURITIES

    From commencement through March 31, 1997, purchases of securities and proceeds from the sales of securities aggregated $9,060,005 and $152,826, respectively.

    At March 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $346,757 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $392,612, for a net unrealized depreciation of $45,855.

5.  DISTRIBUTIONS

    The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually to shareholders.

    Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. There were no distributions made by the Fund during the period covered by this report.

  At March 31, 1997 the Fund had a capital loss carryover of approximately $3,400 which expires at March 31, 2005. This amount is available to offset future net realized gains on securities transactions to the extent provided for in the Code and it is probable the gains so offset will not be distributed.

6.  CUSTODIAN FEES

    The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the period from commencement through March 31, 1997, the Fund's custodian fees amounted to $4,425, of which $3,625 was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

7.  CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:

                                                          Period Ended
                                                        March 31, 1997*
                                                   Shares             Amount
CLASS A SHARES:
  Proceeds from shares sold                        125,725        $ 1,640,953
  Reinvested dividends and distributions               -                  -
  Cost of shares redeemed                          (1,088)           (13,804)
    Net change                                     124,637          1,627,149

CLASS C SHARES:
  Proceeds from shares sold                         27,271            359,661
  Reinvested dividends and distributions               -                  -
  Cost of shares redeemed                            (202)            (2,743)
    Net change                                      27,069            356,918

CLASS Y SHARES:
  Proceeds from shares sold                        674,409          8,688,849
  Reinvested dividends and distributions                -                  -
  Cost of shares redeemed                        (103,802)        (1,260,018)
    Net change                                     570,607          7,428,831

Total transactions in Fund shares                  722,313        $ 9,412,898

* For the period from August 13, 1996 (commencement of operations) through March 31, 1997.

                     AQUILA CASCADIA EQUITY FUND
                       FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period from August 13, 1996 (commencement of operations) through March 31, 1997

                                         Class A      Class C       Class Y
Net Asset Value, Beginning of Period      $12.00       $12.00        $12.00

Income from Investment Operations:
  Net investment income                       -            -             -
  Net gain on securities (both
    realized and unrealized)                0.95         0.95          0.96
  Total from Investment Operations          0.95         0.95          0.96

Less Distributions (note 5):
  Dividends from net investment income        -            -             -
  Distributions from capital gains            -            -             -
  Total Distributions                         -            -             -

Net Asset Value, End of Period            $12.95       $12.95        $12.96

Total Return (not reflecting
  sales charge) (%)                        7.92#        7.92#         8.00#

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                          1,615          350         7,393
  Ratio of Expenses to Average Net
    Assets (%)                             1.18*        1.22*         1.24*
  Ratio of Net Investment Income to
    Average Net Assets (%)                 0.00*        0.00*         0.00*
  Portfolio Turnover Rate (%)              3.53#        3.53#         3.53#
  Average commision rate paid** ($)       0.0672       0.0672        0.0672

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Sub-Adviser's voluntary waiver of fees, the voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income ($)                   -            -             -
  Ratio of Expenses to Average Net
    Assets (%)                             4.79*        5.55*         4.54*
  Ratio of Net Investment Income to
    Average Net Assets (%)               (3.61)*      (4.33)*       (3.30)*

#  Not annualized.

*  Annualized.

** Represents the average per share broker commission rate paid by the Fund in connection with the execution of its portfolio transactions in equity securities on which commissions were charged.

See accompanying notes to financial statements.